UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2022

MiNK Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40908	82-2142067
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

149 Fifth Avenue, Suite 500 New York, NY 10010 (Address of principal executive offices, including zip code)

(212) 994-8250

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.00001	INKT	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 8, 2022, the Board of Directors of MiNK Therapeutics, Inc. (the “Company”) approved an Executive Change of Control Plan and form of Participation Agreement (the “Plan”). Each of the Company’s Executives (as defined in the Plan) is eligible to participate in the Plan.

Under the terms of the Plan, if a change of control (as defined in the Plan) occurs and the Executive is employed by the Company on the date of such change of control, then 50% of any stock options, restricted stock units or shares of restricted stock of the Company previously granted or issued to the Executive that are outstanding and unvested as of the date of the change of control and for which vesting is solely based on the passage of time shall become vested, exercisable and, in the case of shares of restricted stock, no longer subject to forfeiture.

The Plan provides for certain payments and benefits upon termination following a change of control. Under the terms of the Plan, if a change of control occurs and the Company terminates the applicable Executive’s employment other than for Cause (as defined in the Plan) or the Executive terminates their employment for Good Reason (as defined in the Plan) within 18 months following a change of control, the Executive will be entitled to the following:

•

one lump sum payment equal to the sum of: (a) the Executive’s 12 months base salary in effect on the date of termination (or, if greater, as in effect prior to any reduction to such base salary following the change of control), plus an amount equal to the higher of (A) the Executive’s target incentive bonus for the year in which the Executive’s employment terminates (or, if greater, as in effect prior to any reduction to such target incentive bonus following the change of control), or (B) the actual incentive bonus paid to the Executive, if any, under the Company’s incentive plan for the last full fiscal year preceding the year in which the Executive’s employment terminates;

•

if the Executive timely elects COBRA continuation coverage, the Company shall also pay the employer portion of the group medical and dental premium payments as in effect on the date of the termination of employment for the Executive and his/her qualified dependents until the earlier of (i) the end of the 12-month period following the date of termination of employment, or (ii) the date on which the Executive ceases to be eligible for COBRA continuation coverage for any reason or such coverage otherwise terminates;

•

(I) any outstanding unvested options granted or issued to the Executive as of the date of the change of control shall become vested and shall be exercisable for 90 days following termination of the Executive’s employment (but not following the original term of such options), (II) any shares of unvested restricted stock of the Company or unvested restricted stock units granted or issued to the Executive as of the date of the change of control shall become vested and no longer subject to forfeiture (in the case of restricted stock), in the case of (I) and (II), assuming that any performance vesting conditions associated with a grant of options, restricted stock or restricted stock units are satisfied, and (III) the Company will provide the Executive with an outplacement benefit in the form of a lump-sum payment of $10,000 plus an additional lump-sum payment in an amount sufficient, after giving effect to all federal, state and other taxes with respect to such additional payment, to make the Executive whole for all taxes (including withholding taxes) on such outplacement assistance benefit.

The Plan includes a non-compete provision that precludes the Executive, during the Non-Competition Period (as defined in the Plan), from engaging in in any manner in any activity that is directly or indirectly competitive with the business of the Company or any of its Affiliates (as defined in the Plan) as conducted or under consideration at any time during the Executive’s employment. Restricted activity includes, without limitation, accepting employment or a consulting position with any Person (as defined in the Plan) who is, or at any time within 12 months prior to termination of the Executive’s employment has been, a competitor or a customer of the Company or any of its Affiliates. The Plan also includes a non-solicitation provision.

The foregoing description of the Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the Plan, which is attached as Exhibit 10.1 and incorporated by reference into this Current Report on Form 8-K.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Stockholders (the “Annual Meeting”) on June 8, 2022. A total of 28,243,602 shares of common stock, representing 84.2% of the shares outstanding and eligible to vote and constituting a quorum, were present at the Annual Meeting or represented by valid proxies. At the Annual Meeting, the Company’s stockholders voted on the following matters, which are described in detail in the Company’s Definitive Proxy Statement filed with the U.S. Securities and Exchange Commission on April 29, 2022: (i) to elect Peter Behner, Jennifer Buell and Ulf Wiinberg as Class I directors, each for a term of three years expiring at the 2025 Annual Meeting of Stockholders (“Proposal 1”) and (ii) to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 (“Proposal 2”).

The Company’s stockholders elected each of the Class I director nominees nominated for election in Proposal 1 at the Annual Meeting. The Company’s stockholders voted for the Class I directors as follows:

Class I Director Nominees	For	Against	Withheld	Broker Non-Votes
Peter Behner	27,207,649	0	467,723	568,230
Jennifer Buell	27,194,848	0	480,524	568,230
Ulf Wiinberg	27,171,244	0	504,128	568,230

The Company’s stockholders approved Proposal 2. The votes cast at the Annual Meeting were as follows:

For	Against	Abstain	Broker Non-Votes
28,118,622	124,694	286	N/A

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	MiNK Therapeutics, Inc. Executive Change of Control Plan

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 14, 2022	MiNK Therapeutics, Inc.

	By:	/s/ Jennifer S. Buell, Ph.D.
Jennifer S. Buell, Ph.D.
President and Chief Executive Officer